As filed with the Securities and Exchange Commission on June 2, 2005

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SEQUENOM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	77-0365889
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court

San Diego, California 92121

(858) 202-9000

(Address Of Principal Executive Offices)

1999 Stock Incentive Plan

1999 Employee Stock Purchase Plan

(Full Title Of The Plan)

Stephen L. Zaniboni

Acting President and Chief Executive Officer and Chief Financial Officer

Sequenom, Inc.

3595 John Hopkins Court

San Diego, California 92121

(858) 202-9000

(Name, Address, Including Zip Code, And Telephone Number, Including Area Code, Of Agent For Service)

Copies to:

D. Bradley Peck, Esq.

COOLEY GODWARD LLP

4401 Eastgate Mall

San Diego, California 92121

(858) 550-6000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Stock Options and Common Stock, par value $.001	3,021,265 shares	$0.92	$2,779,564	$328

(1)	This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of shares of the Registrant’s shares of outstanding Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended (the “Securities Act”). The price per share and aggregate offering price are based upon the average of the high and low sales prices of Registrant’s Common Stock on May 26, 2005, as reported on the Nasdaq National Market. The following chart shows the calculation of the registration fee.

Plan	Number of Shares to be Offered	Offering Price Per Share	Aggregate Offering Price
Common Stock issuable under the 1999 Stock Incentive Plan	2,617,012	$2,407,651	$284
Common Stock issuable under the 1999 Employee Stock Purchase Plan	404,253	$371,913	$44

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8 NO. 333-95797

Sequenom, Inc. is hereby registering 2,617,012 additional shares of its Common Stock, $0.001 par value (“Common Stock”), for issuance under the Sequenom, Inc. 1999 Stock Incentive Plan, as amended, and 404,253 additional shares of Common Stock for issuance under the Sequenom, Inc. 1999 Employee Stock Purchase Plan, as amended. A Registration Statement on Form S-8 No. 333-95797, filed with the Securities and Exchange Commission on January 31, 2000, relating to the same class of securities is currently effective and, in accordance with General Instruction E to Form S-8, the contents of that registration statement are incorporated herein by reference.

EXHIBITS

Exhibit Number
4.1	Specimen common stock certificate (1)

4.2	Rights Agreement dated as of October 22, 2001 between the Registrant and American Stock and Transfer & Trust (2)

5.1	Opinion of Cooley Godward LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney is contained on the signature pages of this Registration Statement

99.1	Sequenom, Inc. 1999 Stock Incentive Plan, as amended

99.2	1999 Employee Stock Purchase Plan (1)

99.3	1999 Stock Incentive Plan Form of Notice of Grant of Stock Option (1)

99.4	1999 Stock Incentive Plan Form of Stock Option Agreement (1)

99.5	Addendum to Stock Option Agreement (3)

99.6	Addendum to Stock Option Agreement — LSAR (3)

99.7	Salary Investment Option Grant Election (3)

99.8	Notice of Grant Under Salary Investment Program (3)

99.9	Salary Investment Stock Option Agreement (3)

99.10	Stock Issuance Agreement (3)

99.11	Addendum to Stock Issuance Agreement (3)

99.12	Notice of Grant – Non-Employee Director – INITIAL Grant (3)

99.13	Notice of Grant – Non-Employee Director – ANNUAL Grant (3)

99.14	Automatic Stock Option Agreement (3)

99.15	Director Fee Election (3)

99.16	Notice of Grant of Non-Employee Director Under Director Fee Program (3)

99.17	Director Fee Stock Option Agreement (3)

99.18	Stock Issuance Agreement (4)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-91665) filed on November 24, 1999 and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed October 23, 2001 and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (No. 333-95797) filed on January 31, 2000 and incorporated herein by reference.
(4)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed on November 9, 2004 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on May 31, 2005.

SEQUENOM, INC.

By:	/s/ Stephen L. Zaniboni
Stephen L. Zaniboni
Acting President and Chief Executive
Officer and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints STEPHEN L. ZANIBONI his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Stephen L. Zaniboni Stephen L. Zaniboni	Acting President and Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)	May 31, 2005

/s/ Charles R. Cantor Charles R. Cantor, Ph.D.	Chief Scientific Officer and Director	May 27, 2005

/s/ Harry F. Hixson Harry F. Hixson, Jr., Ph.D.	Chairman of the Board of Directors	May 27, 2005

/s/ Ernst-Gunter Afting Ernst-Gunter Afting, Ph.D., M.D.	Director	May 22, 2005

/s/ Daniel L. Kisner Daniel L. Kisner, M.D.	Director	May 26, 2005

/s/ Ronald M. Lindsay Ronald M. Lindsay, Ph.D.	Director	May 24, 2005

/s/ John E. Lucas John E. Lucas	Director	May 25, 2005

EXHIBITS

Exhibit Number
4.1	Specimen common stock certificate (1)

4.2	Rights Agreement dated as of October 22, 2001 between the Registrant and American Stock and Transfer & Trust (2)

5.1	Opinion of Cooley Godward LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney is contained on the signature pages of this Registration Statement

99.1	Sequenom, Inc. 1999 Stock Incentive Plan, as amended

99.2	1999 Employee Stock Purchase Plan (1)

99.3	1999 Stock Incentive Plan Form of Notice of Grant of Stock Option (1)

99.4	1999 Stock Incentive Plan Form of Stock Option Agreement (1)

99.5	Addendum to Stock Option Agreement (3)

99.6	Addendum to Stock Option Agreement — LSAR (3)

99.7	Salary Investment Option Grant Election (3)

99.8	Notice of Grant Under Salary Investment Program (3)

99.9	Salary Investment Stock Option Agreement (3)

99.10	Stock Issuance Agreement (3)

99.11	Addendum to Stock Issuance Agreement (3)

99.12	Notice of Grant – Non-Employee Director – INITIAL Grant (3)

99.13	Notice of Grant – Non-Employee Director – ANNUAL Grant (3)

99.14	Automatic Stock Option Agreement (3)

99.15	Director Fee Election (3)

99.16	Notice of Grant of Non-Employee Director Under Director Fee Program (3)

99.17	Director Fee Stock Option Agreement (3)

99.18	Stock Issuance Agreement (4)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-91665) filed on November 24, 1999 and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed October 23, 2001 and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (No. 333-95797) filed on January 31, 2000 and incorporated herein by reference.
(4)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed on November 9, 2004 and incorporated herein by reference.